SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2015

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

000-1036848
(Commission File Nunmber)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On August 17, 2015, AeroCentury Corp. and JetFleet Management Corp. entered into a Second Amended and Restated Management Agreement (the "Management Agreement").  A copy of the agreement is attached to this filing as Exhibit 99.1

Item 9.01 Exhibit and Financial Statements

The following Exhibit isbeing filed with this Form 8-K:

Exhibit 99.1 -  Form of Second Amended and Restated Management Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 17, 2015
AEROCENTURY CORP.
.
By: /s/ Toni M. Perazzo
Toni M. Perazzo
Sr. Vice President & Chief Financial Officer